UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	May 4, 2008

                         Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

                              (303) 837-1661
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.                      Entry into a Definitive Material Agreement.

On May 4, 2008, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), entered into Purchase and Sale Agreements (the “Agreements”) with Chicago Energy Associates, LLC and its affiliate, Comet Resources LLC (collectively, the “Sellers”), pursuant to which Whiting Oil and Gas has agreed to purchase interests in producing gas wells and development acreage in the Flat Rock Natural Gas Field in Uintah County, Utah, as well as gas gathering facilities.  The Agreements provide that Whiting Oil and Gas will pay the Sellers $365 million in cash at the closing with an effective date of the acquisition of January 1, 2008.

The closing for the acquisition is expected to occur on May 30, 2008, subject to standard conditions to closing and approval of the Sellers’ members.  The Company will finance the acquisition with borrowings under its existing bank credit facility.

Copies of the Agreements are filed as Exhibit 2.1 and Exhibit 2.2 to this report and are incorporated by reference herein.  The foregoing description of the Agreements and the transactions contemplated therein are qualified in their entirety by reference to such exhibit.  There are representations and warranties contained in the Agreements, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreements and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 7.01.                      Regulation FD Disclosure.

A copy of the Company’s press release announcing the execution of the Agreements is furnished as Exhibit 99.1 to this report.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits:

(2.1)	Purchase and Sale Agreement, between Chicago Energy Associates, LLC and Whiting Oil and Gas Corporation.*

(2.2)	Purchase and Sale Agreement, between Comet Resources LLC and Whiting Oil and Gas Corporation.*

(99.1)	Press Release of Whiting Petroleum Corporation, dated May 5, 2008.

*
All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: May 6, 2008	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(2.1)	Purchase and Sale Agreement, between Chicago Energy Associates, LLC and Whiting Oil and Gas Corporation.*

(2.2)	Purchase and Sale Agreement, between Comet Resources LLC and Whiting Oil and Gas Corporation.*

(99.1)	Press Release of Whiting Petroleum Corporation, dated May 5, 2008.

*
All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.